CERTIFICATE

	The undersigned hereby certifies that she is the Secretary of Morgan Stanley Multi Cap Growth Trust (the
"Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, that annexed hereto is an Instrument Terminating Classes of Shares of the Trust and Establishing and Designating a Class of Shares of the Trust duly adopted by the Trustees of the Trust on April 17, 2013, as provided in Section 6.9(h) of the Declaration of Trust of the Trust, said Instrument to take effect on May 14, 2013, and I do hereby further certify that such Instrument has not been amended and is on the date hereof in full force and effect.

	Dated this 17th day of April, 2013



__/s/ Mary E. Mullin _
Mary E. Mullin
Secretary



AMENDMENT



Dated:			April 17, 2013
To be Effective:		May 14, 2013






TO

MORGAN STANLEY MULTI CAP GROWTH TRUST

DECLARATION OF TRUST

DATED

October 16, 1995


MORGAN STANLEY MULTI CAP GROWTH TRUST

INSTRUMENT TERMINATING CLASSES OF SHARES
OF THE TRUST AND ESTABLISHING AND
DESIGNATING A CLASS OF SHARES OF THE TRUST


WHEREAS, Morgan Stanley Multi Cap Growth Trust (the
"Trust") was established by the Declaration of Trust, dated
October 16, 1995, as amended from time to time (the
"Declaration"), under the laws of the Commonwealth of Massachusetts;

WHEREAS, Section 6.9(h) of the Declaration provides that at any time that there are no shares outstanding of any particular class previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that class and the establishment and designation thereof, which instrument shall have the status of an amendment to the Declaration;

WHEREAS, the Trustees of the Trust previously established and designated Class R and Class W of the Trust, each of which currently has no shares outstanding;

WHEREAS, the Trustees of the Trust have deemed it advisable to abolish Class R and Class W of the Trust and the establishment and designation thereof;

WHEREAS, Section 6.9(h) of the Declaration provides that the establishment and designation of any additional class of shares shall be effective upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of such class, or as otherwise provided in such instrument, which instrument shall have the status of an amendment to the Declaration; and

WHEREAS, the Trustees of the Trust have deemed it advisable to establish and designate an additional class of shares, to be known as Class IS as provided herein;

NOW, THEREFORE:

I.  Pursuant to Section 6.9(h) of the Declaration, Class R and
Class W, and the establishment and designation thereof, are hereby abolished.

II. Pursuant to Section 6.9(h) of the Declaration, there is hereby established and designated an additional class of shares, to be known as Class IS (the "Additional Class"), which shall be subject to the relative rights, preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in the Declaration with respect to the existing classes of shares of the Trust, known as Class A, Class B, Class I and Class L (the "Existing
Classes"), except to the extent the Trust's Multiple Class Plan Pursuant to Rule 18f-3 attached hereto as Exhibit A sets forth differences among each of the Existing Classes and the Additional Class.

III. The undersigned hereby certify that this Instrument has been duly adopted in accordance with the provisions of the Declaration.

IV. This instrument may be executed in more than one counterpart, each of which shall be deemed an original, but all of which together shall constitute one and the same document.


IN WITNESS THEREOF, the undersigned, the Trustees of the Trust, have executed this instrument this 17th day of , 2013.



/s/ Frank L. Bowman
Frank L. Bowman, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


/s/ Michael Bozic
Michael Bozic, as Trustee, and
not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036


/s/ Kathleen A. Dennis
Kathleen A. Dennis, as Trustee,
and not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036



/s/ Dr. Manuel H. Johnson
Dr. Manuel H. Johnson, as
Trustee, and not individually
c/o Johnson Smick Group, Inc.
888 16th Street, N.W., Suite 740
Washington, D.C. 20006


/s/ James F. Higgins
James F. Higgins, as Trustee, and
not individually
c/o Morgan Stanley Services
Company Inc.
Harborside Financial Center 201
Plaza Two
Jersey City, NJ 07311


/s/ Joseph J. Kearns
Joseph J. Kearns, as Trustee, and
not individually
c/o Kearns & Associates LLC
PMB754, 22631 Pacific Coast
Highway
Malibu, CA 90265



/s/ Michael F. Klein
Michael F. Klein, as Trustee, and
not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036



/s/ Michael E. Nugent
Michael E. Nugent, as Trustee,
and not individually
522 Fifth Avenue
New York, NY 10036



/s/ W. Allen Reed
W. Allen Reed, as Trustee, and
not individually
c/o Kramer Levin Naftalis &
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036



/s/ Fergus Reid
Fergus Reid, as Trustee, and not
individually
c/o Joe Pietryka, Inc.
85 Charles Colman Blvd.
Pawling, NY 12564





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